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Exhibit 99.1

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken you should immediately consult your broker, bank manager, lawyer, accountant, investment adviser or other professional adviser.

LETTER OF TRANSMITTAL

Relating to the

Credit Suisse Group Funding (Guernsey) Limited

Offer to Exchange
$1,500,000,000 aggregate principal amount of 2.750% senior notes due 2020
$2,500,000,000 aggregate principal amount of 3.750% senior notes due 2025
$2,000,000,000 aggregate principal amount of 4.875% senior notes due 2045
$2,000,000,000 aggregate principal amount of 3.800% senior notes due 2022 pursuant to the Prospectus, dated October 30, 2015

The exchange offers (as defined below) will expire at 11:59 p.m., New York City time, on            , unless extended by the Company (as defined below) with respect to any or all series of original notes (as defined below) (such date and time, as it may be extended, the "expiration date"). Tendered original notes (as defined below) may be withdrawn at any time at or prior to 5:00 p.m. on the expiration date.

Delivery To: U.S. Bank National Association, Exchange Agent

By Mail:
U.S. Bank National Association
Attn: Specialized Finance
60 Livingston Ave—EP-MN-WS2N
St. Paul, MN 55107-2292

By Hand or Overnight Courier:
U.S. Bank National Association
Attn: Specialized Finance
111 Fillmore Ave E
St. Paul, MN 55107-1402

By Facsimile:
651-466-7367

For information or confirmation by email or telephone:
651-466-7150
cts.specfinance@usbank.com

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges that he or she has received and reviewed the prospectus, dated October 30, 2015 (the "Prospectus"), of Credit Suisse Group Funding (Guernsey) Limited, a Guernsey incorporated non-cellular company limited by shares (the "Company") and Credit Suisse Group AG, a Swiss corporation (the "Guarantor"), and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Company's offers to exchange (the "exchange offers"): (i) up to $1,500,000,000 aggregate principal amount of its outstanding 2.750% senior notes due 2020 (CUSIP Nos. 225433AB7 and G25417AB5) (the "original 2020 senior notes") for a like principal amount of its 2.750% senior notes due 2020 that have been registered under the Securities Act of 1933, as amended (the "Securities Act") (CUSIP No. 225433AD3) (the "exchange 2020 senior notes"), (ii) up to $2,500,000,000 aggregate principal amount of its outstanding 3.750% senior notes due 2025 (CUSIP Nos. 225433AA9 and G25417AA7) (the "original 2025 senior notes") for a like principal amount of its 3.750% senior notes due 2025 that have been registered under the Securities Act (CUSIP No. 225433AC5) (the "exchange 2025 senior notes"), (iii) up to $2,000,000,000 aggregate principal amount of its outstanding 4.875% senior notes due 2045 (CUSIP Nos. 225433AE1 and G25417AF6) (the "original 2045 senior notes") for a like principal amount of its 4.875% senior notes due 2045 that have been registered under the Securities Act (CUSIP No. 225433AF8) (the "exchange 2045 senior notes"); and (iv) up to $2,000,000,000 aggregate principal amount of its outstanding 3.800% Senior Notes due 2022 (CUSIP Nos. 225433AG6 and G25417AK5) (the "original 2022 notes" and, together with the original 2020 senior notes, the original 2025 senior notes and the original 2045 senior notes, the "original notes") for a like principal amount of its 3.800% Senior Notes due 2022 that have been registered under the Securities Act (CUSIP No. 225433AH4) (the "exchange 2022 senior notes" and, together with the exchange 2020 senior notes, the exchange 2025 senior notes and the exchange 2045 senior notes, the "exchange notes").

        For each original note accepted for exchange, the holder of such original note will receive an exchange note of the corresponding series having a principal amount equal to that of the surrendered original note. The exchange notes will bear interest from the most recent date to which interest on the applicable series of original notes has been paid or, if no interest has been paid on the applicable series of original notes, from (and including) the applicable date of issue; provided however that if the exchange offers are consummated on a day that is after the record date for a series of original notes but before the corresponding interest payment date for such series of original notes, the exchange notes exchanged for such series of original notes will bear interest from such corresponding interest payment date. Original notes accepted for exchange will cease to accrue interest from and after the date of completion of the relevant exchange offer. Holders of original notes whose original notes are accepted for exchange will not receive any payment for accrued interest on the original notes otherwise payable on any interest payment date, the record date for which occurs on or after completion of the relevant exchange offer and will be deemed to have waived their rights to receive the accrued interest on the original notes.

        Original notes tendered prior to the expiration date may be withdrawn at any time at or prior to 5:00 p.m. on the expiration date.

        This Letter of Transmittal is to be completed by a holder of original notes either if certificates are to be forwarded herewith or if a tender of original notes is to be made by book-entry transfer to the account maintained by the Exchange Agent (as defined above) at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the sections of the Prospectus entitled "The Exchange Offers—Procedures for Tendering," "—Book-Entry Transfer" and "—Exchanging Book-Entry Notes" and an agent's message (as defined below) is not delivered. Tenders by book-entry transfer also may be made by delivering an agent's message in lieu of this Letter of Transmittal. The term "agent's message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant. If you choose to tender by delivering an agent's message in lieu of this Letter of Transmittal, you will not be required to sign or deliver this Letter of Transmittal to the Exchange Agent. However, you will be bound by its terms, and you will be deemed to have made the acknowledgments and the representations and warranties it contains, just as if you had signed it.

        If you are a beneficial owner whose original notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, and wish to tender, you should promptly instruct the registered holder to tender on your behalf. Any registered holder that is a participant in DTC's book-entry transfer facility system may make book-entry delivery of the original notes by causing DTC to transfer the original notes into the Exchange Agent's account.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to any or all of the exchange offers.

        List below the original notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the information requested in the table below should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES

	1	2	3	4	5	6	7	8	9

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Numbers*	Aggregate Principal Amount of Original 2020 Senior Notes	Principal Amount of Original 2020 Senior Notes Tendered**	Aggregate Principal Amount of Original 2025 Senior Notes	Principal Amount of Original 2025 Senior Notes Tendered***	Aggregate Principal Amount of Original 2045 Senior Notes	Principal Amount of Original 2045 Senior Notes Tendered****	Aggregate Principal Amount of Original 2022 Senior Notes	Principal Amount of Original 2022 Senior Notes Tendered*****

*	Need not be completed if original notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original 2020 senior notes represented by the original 2020 senior notes indicated in column 2. See Instruction 2. Original 2020 senior notes tendered hereby must be in denominations of principal amount of $250,000 and any integral multiples of $1,000 in excess thereof. See Instruction 1.
***	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original 2025 senior notes represented by the original 2025 senior notes indicated in column 4. See Instruction 2. Original 2025 senior notes tendered hereby must be in denominations of principal amount of $250,000 and any integral multiples of $1,000 in excess thereof. See Instruction 1.
****	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original 2045 senior notes represented by the original 2045 senior notes indicated in column 6. See Instruction 2. Original 2045 senior notes tendered hereby must be in denominations of principal amount of $250,000 and any integral multiples of $1,000 in excess thereof. See Instruction 1.
*****	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original 2022 senior notes represented by the original 2022 senior notes indicated in column 8. See Instruction 2. Original 2022 senior notes tendered hereby must be in denominations of principal amount of $250,000 and any integral multiples of $1,000 in excess thereof. See Instruction 1.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:	Transaction Code Number:

        By crediting the original notes to the Exchange Agent's account at DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the exchange offers, including, if applicable, transmitting to the Exchange Agent a computer-generated agent's message in which the holder of the original notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such original notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in the distribution (within the meaning of the Securities Act) of the exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus (or to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such exchange notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the applicable exchange offer, the undersigned hereby tenders to the Company the aggregate principal amount of original notes of the relevant series indicated above. Subject to, and effective upon, the acceptance for exchange of such original notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such original notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered original notes, with full power of substitution, among other things, to cause the original notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer such original notes, and to acquire exchange notes of the relevant series issuable upon the exchange of such tendered original notes, and that, when such original notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that the exchange notes acquired hereby will be acquired in the ordinary course of its business, that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in the distribution (within the meaning of the Securities Act) of such exchange notes, that it is not an "affiliate" of the Company (as defined in Rule 405 under the Securities Act), and that it is not acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

        The Securities and Exchange Commission (the "SEC") has taken the position that broker-dealers may fulfill their prospectus delivery requirements with respect to the exchange notes (other than a resale of exchange notes received in exchange for an unsold allotment from the original sale of the original notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for original notes where such original notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of up to 180 days after the consummation of the exchange offers, the Company will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. By accepting the applicable exchange offer, each broker-dealer that receives exchange notes pursuant to such exchange offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of such exchange notes and that, upon receipt of notice from the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of any series of exchange notes. A broker-dealer that acquired original notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the exchange offers.

        The undersigned acknowledges that these exchange offers are being made upon the belief that, based on existing interpretations of the Securities Act by the SEC staff set forth in several no-action letters to third parties, the exchange notes issued under the exchange offers in exchange for the original notes may be offered for resale, resold and otherwise transferred by holders thereof (other than holders that are broker-dealers) without further compliance with the registration and prospectus delivery provisions of the Securities Act. However, the SEC has not considered the exchange offers in the context of a no-action letter and there can be no assurance that the SEC staff would make a similar determination with respect to any or all of the exchange offers as in other circumstances. The undersigned represents that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in a distribution of exchange notes of any series. If any holder of the original notes is an "affiliate" of the Company (as defined in Rule 405 under the Securities Act) or intends to participate in the exchange offers for the purpose of distributing the exchange notes, or is a broker-dealer that purchased any of the original notes from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, such holder (i) will not be able to rely on the interpretations of the SEC staff set forth in the above-mentioned no action letters, (ii) will not be entitled to tender its original notes of any series in the exchange offers and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of original notes of any series unless such sale or transfer is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus (or to the extent permitted by law, make a prospectus available to purchasers) in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the original notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offers—Withdrawal Rights" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the relevant exchange notes (and, if applicable, substitute certificates representing original notes for any original notes not exchanged) in the name of the undersigned, or in the case of a book-entry delivery of original notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the relevant exchange notes (and, if applicable, substitute certificates representing original notes for any original notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for original notes not exchanged and/or exchange notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above, or if original notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

  Issue exchange notes and/or original notes to:

Name(s):	(Please Type or Print)
(Please Type or Print)
Address:
(Zip Code)

☐	Credit unexchanged original notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for original notes not exchanged and/or exchange notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or to such person(s) at an address other than shown in the box entitled "Description of Original Notes" on this Letter of Transmittal above.

  Mail exchange notes and/or original notes to:

Name(s):	(Please Type or Print)
(Please Type or Print)
Address:
(Zip Code)

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE APPLICABLE EXPIRATION DATE.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

Dated:

X	,
X	,
(Signature(s) of Owner)		(Date)

Area Code and Telephone Number:

              If a holder is tendering any original notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the original notes or on the security position listing of DTC or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):	(Please Type or Print)
Capacity:
Address:	(Including Zip Code)

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)
(Title)
(Name and Firm)

Dated:

 INSTRUCTIONS

Forming Part of the Terms and Conditions of each Exchange Offer

1.     Delivery of this Letter of Transmittal and Original Notes.

        This Letter of Transmittal is to be completed by holders of original notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offers—Book-Entry Transfer" section of the Prospectus and an agent's message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter of Transmittal. The term "agent's message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant. Certificates for all physically tendered original notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or agent's message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein at or prior to the expiration date. Original notes of each series tendered hereby must be in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.

        The method of delivery of this Letter of Transmittal, the original notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If original notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the applicable expiration date to permit delivery to the Exchange Agent at or prior to 11:59 p.m., New York City time, on the applicable expiration date. The Company reserves the right to reject any particular original note not properly tendered, or any acceptance that might, in the Company's judgment, be unlawful. The Company also reserves the right to waive any defects or irregularities with respect to the form or procedures applicable to the tender of any particular original note at or prior to the applicable expiration date. Unless waived, any defects or irregularities in connection with tenders of original notes must be cured within a reasonable period of time prior to the applicable expiration date.

        See "The Exchange Offers" section of the Prospectus.

2.     Partial Tenders (not applicable to holders that tender by book-entry transfer).

        If less than all of the original notes of any series evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of original notes of the relevant series to be tendered in the boxes above entitled "Description of Original Notes—Principal Amount of Original 2020 Senior Notes Tendered," "Description of Original Notes—Principal Amount of Original 2025 Senior Notes Tendered," "Description of Original Notes—Principal Amount of Original 2045 Senior Notes Tendered," and/or "Description of Original Notes—Principal Amount of Original 2022 Senior Notes Tendered," as applicable. A reissued certificate representing the balance of nontendered original notes of the applicable series will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the expiration date. All of the original notes of each series delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.     Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

        If you choose to tender by delivering an agent's message in lieu of this Letter of Transmittal pursuant to Instruction 1 above, you will not be required to sign or deliver this Letter of Transmittal to the Exchange Agent. However, you will be bound by its terms, and you will be deemed to have made the acknowledgments and the representations and warranties it contains, just as if you had signed it.

        If this Letter of Transmittal is signed by the registered holder of the original notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or as written on DTC's security position listing as the holder of such original notes, as applicable, without any change whatsoever.

        If any tendered original notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

        If any tendered original notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

        When this Letter of Transmittal is signed by the registered holder or holders of the original notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the exchange notes are to be issued, or any untendered original notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

        If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Endorsements on certificates for original notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

        Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the original notes are tendered: (i) by a registered holder of original notes (which term, for purposes of the exchange offers, includes any participant in the DTC system whose name appears on a security position listing as the holder of such original notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4.     Special Issuance and Delivery Instructions.

        Tendering holders of original notes should indicate in the applicable box(es) the name and address to which exchange notes issued pursuant to the exchange offers and/or substitute certificates evidencing original notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering original notes by book-entry transfer may request that original notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such original notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.     Transfer Taxes.

        Except as set forth in this Instruction 5, the Company will pay all transfer taxes, if any, applicable to the transfer of original notes to it or its order pursuant to the exchange offers. If, however, exchange notes and/or substitute original notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the original notes tendered hereby, or if tendered original notes are registered in the name of any person other than the person signing this Letter of Transmittal or if a transfer tax is imposed for any reason other than the transfer of original notes to the Company or its order pursuant to the exchange offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the original notes specified in this Letter of Transmittal.

6.     Waiver of Conditions.

        Because the Company may, subject to applicable law, amend or modify any or all of the exchange offers, and such amendment or modification may be deemed to be a waiver of a condition, it has the right to waive satisfaction of conditions enumerated in the Prospectus. Accordingly, the Company has effectively retained the ability to waive the conditions to consummation of any or all of the exchange offers.

7.     No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of original notes, by execution of this Letter of Transmittal or an agent's message in lieu thereof, shall waive any right to receive notice of the acceptance of their original notes for exchange.

        Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of original notes nor shall any of them incur any liability for failure to give any such notice.

8.     Mutilated, Lost, Stolen or Destroyed Original Notes.

        Any holder whose original notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.     Withdrawal Rights.

        Tenders of original notes may be withdrawn at any time at or prior to 5:00 p.m., New York City time, on the applicable expiration date.

        For a withdrawal of a tender of original notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above at or prior to 5:00 p.m., New York City time, on the applicable expiration date. Any such notice of withdrawal must (i) specify the name of the person having tendered the original notes to be withdrawn (the "Depositor"), (ii) identify the original notes to be withdrawn (including the relevant series, certificate number or numbers and the principal amount of such original notes), (iii) contain a statement that such holder is withdrawing his election to have such original notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such original notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee of such original notes register the transfer of such original notes in the name of the person withdrawing the tender, together with satisfactory evidence of payment of applicable transfer taxes or exemption therefrom, and (v) specify the name in which such original notes are registered, if different from that of the Depositor. If original notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offers—Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the number of the account at DTC from which the original notes were tendered and specify the name and number of the account at DTC to be credited with the withdrawn original notes and otherwise comply with the procedures of DTC. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any original notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the applicable exchange offer, and no exchange notes will be issued with respect thereto unless the original notes so withdrawn are validly re-tendered. Any original notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of original notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in "The Exchange Offers—Book-Entry Transfer" section of the Prospectus, such original notes will be credited to an account maintained with DTC for the original notes) promptly after withdrawal, rejection of tender or termination of the applicable exchange offer. Properly withdrawn original notes may be re-tendered by following the procedures described above at any time at or prior to 11:59 p.m., New York City time, on the applicable expiration date.

10.   Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering original notes, as well as requests for additional copies of the Prospectus and this Letter of Transmittal and requests for other related documents, may be directed to the Exchange Agent, at the address and telephone number set forth herein.

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  Exhibit 99.1
INSTRUCTIONS
Forming Part of the Terms and Conditions of each Exchange Offer